                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement                    [ ]   Confidential, for Use of the Commission Only
[X]   Definitive Proxy Statement                           (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12

                           GENELABS TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        (1)     Title of each class of securities to which transaction applies:

        (2)     Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)     Amount previously paid:

        (2)     Form, Schedule or Registration Statement No.:

        (3)     Filing Party:

        (4)     Date Filed:

                                [GENELABS LOGO]

May 18, 2001

To Our Shareholders:

     You are cordially invited to attend the 2001 annual meeting of the shareholders of Genelabs Technologies, Inc. The meeting will be held at Genelabs' principal executive offices at 505 Penobscot Drive, Redwood City, California 94063 on Thursday, June 21, 2001, at 10:00 a.m. local time.

     At the meeting, you will be asked to elect members to the board of directors and to approve the adoption of the Genelabs Technologies, Inc. 2001 Stock Option Plan and the Genelabs Technologies, Inc. 2001 Employee Stock Purchase Plan. These matters are described more fully in the proxy statement attached hereto and made a part hereof.

     I would like to thank you for your support as a Genelabs Technologies, Inc. shareholder and urge you to please complete, date, sign and return the enclosed proxy as soon as possible. We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Irene A. Chow, Ph.D.

                                          Irene A. Chow, Ph.D.
                                          Chairman of the Board
                                          and Chief Executive Officer

                          GENELABS TECHNOLOGIES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE:     THURSDAY, JUNE 21, 2001
TIME:     10:00 A.M., P.D.T.
PLACE:   505 PENOBSCOT DRIVE
         REDWOOD CITY, CALIFORNIA 94063

     NOTICE IS HEREBY GIVEN that the 2001 annual meeting of the shareholders of Genelabs Technologies, Inc., a California corporation, will be held at the place and time indicated above for the following purposes:

     1. ELECTION OF DIRECTORS. To elect eight directors to the board of directors, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal;

     2. ADOPTION OF 2001 STOCK OPTION PLAN. To approve the adoption of the 2001 Stock Option Plan;

     3. ADOPTION OF 2001 EMPLOYEE STOCK PURCHASE PLAN. To approve the adoption of the 2001 Employee Stock Purchase Plan; and

     4. OTHER BUSINESS. To transact other business that may properly come before the annual meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the proxy statement that is attached and made a part hereof.

     The board of directors has fixed the close of business on Thursday, April 26, 2001 as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

     Whether or not you expect to attend the annual meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. If you send in your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                          By Order of the Board of Directors

                                          /s/ Heather Criss Keller

                                          Heather Criss Keller
                                          Vice President, General Counsel and
                                          Secretary

Redwood City, California
May 18, 2001

                          GENELABS TECHNOLOGIES, INC.
                              505 PENOBSCOT DRIVE
                         REDWOOD CITY, CALIFORNIA 94063

                            ------------------------

                                PROXY STATEMENT

DATE, TIME AND PLACE OF MEETING

     This proxy statement is furnished to the shareholders of Genelabs Technologies, Inc., a California corporation, in connection with the solicitation by the board of directors of Genelabs of proxies in the accompanying form for use in voting at the 2001 annual meeting of the shareholders to be held on Thursday, June 21, 2001 at 10:00 a.m., local time, at Genelabs' principal office located at 505 Penobscot Drive, Redwood City, California 94063, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting. This proxy statement is being mailed to shareholders on or about May 18, 2001.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by: (1) delivering to Genelabs (to the attention of Heather Criss Keller, Genelabs' Vice President, General Counsel and Secretary) a written notice of revocation or a duly executed proxy that is signed at a later date by the person who signed the earlier proxy; or (2) attending the annual meeting and voting in person.

DISSENTERS' RIGHTS OF APPRAISAL

     Under applicable California law, none of the holders of common stock are entitled to dissenters' rights of appraisal in connection with any proposal to be acted on at the annual meeting.

SOLICITATION AND VOTING

     The close of business on Thursday, April 26, 2001 has been fixed as the record date for determining the holders of the shares of Genelabs common stock entitled to notice of and to vote at the annual meeting. As of the close of business on this record date, Genelabs had 49,478,876 shares of common stock outstanding and entitled to vote. The presence of a majority of these shares at the annual meeting, either in person or by proxy, will constitute a quorum for the transaction of business.

     Shareholders are generally entitled to one vote for each share of common stock held as of the record date. In electing directors, however, each shareholder has cumulative voting rights and therefore is entitled to cast a number of votes equal to the number of shares held multiplied by the number of directors to be elected. The shareholder may cast these votes all for a single candidate or may distribute the votes among some or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the annual meeting prior to the voting of an intention to cumulate votes. In this event, the proxy holder may allocate the votes represented by proxies among the board of directors' nominees in the proxy holder's sole discretion.

     In the election of directors, the nominees receiving the highest number of affirmative votes will be elected as directors. The affirmative vote of a majority of the shares represented and voting at the annual meeting, either in person or by proxy, will effectively approve the adoption of the 2001 Stock Option Plan and the 2001 Employee Stock Option Plan.

     An automated system administered by Genelabs' transfer agent will tabulate votes cast by proxy and an employee of the transfer agent will tabulate votes cast in person at the annual meeting. All votes will be tabulated by an inspector of elections appointed for the annual meeting who will separately tabulate affirmative and negative votes, abstentions and broker non-votes for each proposal. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal has been approved, broker non-votes are not counted as votes for or against the proposal. If no specific instructions are given with respect to matters to be acted upon at the annual meeting, shares of common stock represented by a properly executed proxy will be voted (1) FOR election of the nominees for directors listed in Proposal No. 1, (2) FOR approval of the adoption of the 2001 Stock Option Plan and (3) FOR approval of the adoption of the 2001 Employee Stock Purchase Plan.

     Genelabs will pay the expenses of soliciting proxies to be voted at the annual meeting. Genelabs may conduct further solicitation personally, telephonically or by facsimile through its officers, directors or regular employees, none of whom will receive additional compensation for assisting with such solicitation, or through an agent hired by Genelabs for such purpose to whom Genelabs may pay compensation that is customary for such services. Following the original mailing of the proxies and other soliciting materials, Genelabs will request that brokers, custodians, nominees and other record shareholders forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. In such cases, upon the request of the record shareholders, Genelabs will reimburse such holders for their reasonable expenses.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     Genelabs' bylaws state that the number of directors is not to be less than five or more than nine. The number of directors on the board is currently fixed at eight. At the annual meeting, the shareholders will be asked to elect all eight directors, each of whom will serve until the next annual meeting of shareholders or until a successor has been elected and qualified or until the director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of the eight nominees unless the proxy is marked to withhold authority to do so. If any nominee is unable to serve for any reason or will not serve for good cause, the proxies may be voted for such substitute nominee as the board of directors may determine. The board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

     The names of the nominees, their ages as of April 27, 2001, and certain other information about each of them are set forth below:

                    NAME                       AGE                       POSITION
                    ----                       ---                       --------
Irene A. Chow, Ph.D. ........................  62     Chief Executive Officer and Chairman of the
                                                      Board of Directors
J. Richard Crout, M.D.(1)....................  71     Director
Thomas E. Dewey, Jr.(1)......................  68     Director
Arthur Gray, Jr.(2)..........................  78     Director
H. H. Haight(2)..............................  67     Director
Alan Y. Kwan(1)..............................  55     Director
James A. D. Smith............................  42     President and Director
Nina K. Wang(2)..............................  63     Director

---------------
(1) Member of the Human Resources Committee.

(2) Member of the Audit and Finance Committee.

     Each of the directors listed above was elected to be a director at Genelabs' 2000 annual meeting of shareholders held on June 1, 2000.

     There are no family relationships among any of Genelabs' directors or executive officers.

     Irene A. Chow, Ph.D. has been Chairman since April 1999 and has been Chief Executive Officer since January 2001. From July 1995 through March 1999, Dr. Chow was President and Chief Executive Officer. Dr. Chow joined Genelabs as an officer and director in 1993. In addition to her duties at Genelabs, Dr. Chow is also the chairman of the board of Genelabs Biotechnology Co., Ltd. Prior to joining Genelabs, Dr. Chow held several positions at Ciba-Geigy Corporation, most recently as Senior Vice President of Drug Development for the pharmaceuticals division. Prior to joining Ciba-Geigy, Dr. Chow served as an associate professor and an assistant dean of Health Related Medical School, State University of New York. Dr. Chow holds a B.A. degree in Literature from National Taiwan University, and both an M.A. and a Ph.D. in Biostatistics from the University of California, Berkeley.

     J. Richard Crout, M.D. has been a director of Genelabs since January 1999. Dr. Crout is a pharmaceutical industry consultant, providing regulatory and drug development advice to pharmaceutical and biotechnology companies. Prior to forming Crout Consulting in 1994, Dr. Crout served as Vice President, Medical and Scientific Affairs of Boehringer Mannheim Pharmaceuticals Corporation. Dr. Crout has also headed the Office of Medical Applications of Research at the National Institutes of Health and served as director of the Bureau of Drugs (now the Center for Drug Evaluation and Research) at the Food and Drug Administration. Dr. Crout is currently a member of the board of directors of Trimeris, Inc.

     Thomas E. Dewey, Jr. has been a director of Genelabs since January 1999. Mr. Dewey is a senior investment banker and financial adviser with McFarland Dewey & Co., LLC, an investment banking firm in New York City concentrating in health care. Prior to founding his first firm in 1976, Mr. Dewey was General Partner of the international investment banking firm Kuhn, Loeb & Co. Mr. Dewey is currently a senior trustee of Lenox Hill Hospital, where he was Chairman for a 10-year term, and a director of Northwest Natural Gas Company.

     Arthur Gray, Jr. has been a director of Genelabs since March 1991. Mr. Gray has been Senior Managing Director of Carret & Co. since October 1999. Previously, Mr. Gray was a Managing Director of Cowen Investment Counselors, a division of Cowen & Co., from July 1993 to September 1999. Prior to joining Cowen, Mr. Gray was President and Chief Executive Officer of Dreyfus Personal Management, Inc., a subsidiary of the Dreyfus Corporation, from January 1984 to June 1993. Mr. Gray is also a director of Seventh Generation, an environmental product catalog company.

     H. H. Haight has been a director of Genelabs since May 1989. Mr. Haight is President and Chief Executive Officer of Argo Global Capital, Inc., where he specializes in high-technology industries. Prior to joining Argo in 1998, Mr. Haight was a Managing Director of Advent International Corporation, an advisor and manager of international venture capital funds, where he was closely involved in Advent's Far East activities and responsible for Advent's Far East Group from 1985 through 1998. Mr. Haight holds a B.S. in Forestry from the University of California, Berkeley and an M.B.A. from Harvard University. Mr. Haight serves on the board of directors of Novatel Wireless, Inc.

     Alan Y. Kwan has been a director of Genelabs since January 1999. Mr. Kwan is an attorney based in Houston, Texas, where he maintains a general legal practice with an emphasis in business transactions and asset management. Previously, for more than 20 years Mr. Kwan was active in real estate development and general management for several Hong Kong-based international companies including the Chinachem Group, Swire Properties, Ltd. and Tai Cheung Properties, Ltd. Mr. Kwan was also a director of the Hong Kong operation of China International Trust & Investment Corp.

     James A. D. Smith has been President of Genelabs since April 1999. From January 2000 to January 2001, Mr. Smith also served as Chief Executive Officer. From October 1996 through March 1999, Mr. Smith was Chief Operating Officer. From June 1995 through September 1996, Mr. Smith was Vice President, Marketing and Business Development, and from January 1994 through June 1995, Mr. Smith was Director of Marketing. Prior to joining Genelabs, Mr. Smith was with ICN Pharmaceuticals for more than ten years in various marketing and business development positions, most recently as Director of Worldwide Business Development. Mr. Smith has a B.S. in Molecular and Cellular Biology from the University of California, San Diego.

     Nina K. Wang has been a director of Genelabs since February 1997. Mrs. Wang is the Chairlady of the Chinachem Group, one of Hong Kong's largest private real estate developers. Mrs. Wang is currently a director of Yangming Marine Transport Corporation in Taiwan, Bank of Overseas Chinese in Taiwan, Chelsfield PLC in the United Kingdom and the University of International Business and Economics and the Foreign Affairs College in China. Mrs. Wang created the Ruxin Agricultural Award to recognize technological advancements and achievements in agriculture in China, is the Honorary President of the Chinese Red Cross Foundation, and is Special Advisor to the World Federation of United Nations Associations. Mrs. Wang is a John Harvard Fellow of Harvard University and is a Professor at both Peking University and The Foreign Affairs College.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The board of directors met twelve times in 2000. All directors attended at least 75% of the meetings of the board and of the committees on which they served, except for Mr. Haight and Mrs. Wang, who attended less than 75% of such meetings. The board of directors currently has two committees: the Human Resources Committee and the Audit and Finance Committee. The board does not have a nominating committee or a committee performing similar functions.

     The Audit and Finance Committee is composed of three non-employee directors: Mr. Gray, Mr. Haight and Mrs. Wang. Each of these committee members is "independent" as such term is defined by the National Association of Securities Dealers. The Audit and Finance Committee reviews Genelabs' accounting practices, internal control systems, cash investment policy and filings with the Securities and Exchange Commission and meets with Genelabs' outside auditors concerning the scope and terms of their engagement and the results of their audits. The Audit and Finance Committee also is responsible for evaluating significant finance transactions. The Audit and Finance Committee met four times in 2000. The charter of the Audit and Finance Committee is attached as Annex A to this proxy statement. Additional information regarding this committee's activities in 2000 are set forth below under the heading "Report of the Audit and Finance Committee."

     The Human Resources Committee is composed of three non-employee directors:
Dr. Crout, Mr. Dewey and Mr. Kwan. The Human Resources Committee is responsible for reviewing compensation paid to executive officers and for administering Genelabs' stock option and employee benefit plans. The Human Resources Committee met four times in 2000. Additional information regarding this committee's activities in 2000 are set forth below under the heading "Report of the Human Resources Committee."

COMPENSATION OF DIRECTORS

     As of January 2001, non-employee directors are eligible to receive $1,500 for each board meeting he or she attends in person and $500 for each meeting he or she attends by telephone. All directors also are reimbursed for actual business expenses incurred in attending board and committee meetings. Upon his or her first election to the board, each non-employee director is granted an option to purchase 30,000 shares of Genelabs common stock at an exercise price equal to the fair market value of the common stock on the date of grant. At each annual meeting after the second anniversary of each director's election to the board, each non-employee director is granted an additional option to purchase 15,000 shares. Directors who are also employees are granted options under the 1995 Stock Option Plan in accordance with Genelabs' general compensation policy.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE ELECTION OF ALL DIRECTORS NOMINATED.

                                 PROPOSAL NO. 2

                        APPROVAL OF THE ADOPTION OF THE
                             2001 STOCK OPTION PLAN

     The shareholders will be asked to approve the adoption of the 2001 Stock Option Plan at the annual meeting.

     On April 23, 2001, the board of directors adopted the 2001 Stock Option Plan (the "2001 Option Plan"), subject to shareholder approval. The board of directors believes the proposed 2001 Option Plan, pursuant to which 2,500,000 shares of Genelabs common stock will be reserved for issuance of awards, is essential to maintain balanced and competitive total compensation programs. Genelabs currently grants options under its sole existing stock option plan, the 1995 Stock Option Plan, as amended (the "1995 Plan"), which was approved by Genelabs' shareholders in May 1995. As of April 20, 2001, 852,888 shares of Genelabs common stock remained available for future grants under the 1995 Plan and 3,840,611 shares of common stock were subject to outstanding options granted under the 1995 Plan. Without the adoption of the 2001 Option Plan, sufficient shares will not be available under the 1995 Plan to provide for continued option grants in 2001 and beyond, consistent with the purpose of Genelabs' normal compensation practices. The 2001 Option Plan would enable Genelabs to continue to attract and retain high quality employees.

     Immediately prior to the 2001 annual meeting of shareholders of Genelabs, subject to shareholder approval of the adoption of the 2001 Option Plan, the 1995 Plan will be merged and incorporated into the 2001 Option Plan and shall terminate and no further option grants shall be made thereunder. Upon approval of the 2001 Option Plan, all shares of Genelabs common stock available for grant under the 1995 Plan as of such time, and all shares of Genelabs common stock that are subject to outstanding awards under the 1995 Plan that remain unissued upon expiration or cancellation of awards thereunder, will be transferred to the 2001 Option Plan.

SUMMARY OF THE 2001 OPTION PLAN

     The following summary of the material provisions of the proposed 2001 Option Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the 2001 Option Plan, which is attached as Annex B to this proxy statement.

     SHARES SUBJECT TO THE 2001 OPTION PLAN. The stock reserved for issuance pursuant to the exercise of options under the 2001 Option Plan will consist of 2,500,000 shares of authorized but unissued Genelabs common stock or treasury shares, subject to certain adjustments as described below. Generally, shares subject to an award that remain unissued upon expiration or cancellation of an award will be available for other awards under the 2001 Option Plan. On April 20, 2001, the closing price of Genelabs common stock as reported on the NASDAQ National Market, was $2.75 per share.

     ELIGIBILITY. In addition to the shares that will be transferred from the 1995 Option Plan, the 2001 Option Plan provides that options may be granted only to such employees, directors, consultants, officers, independent contractors and advisors (provided that such consultants, independent contractors and advisors render bona fide services not in connection with the offer or sale of securities in a capital-raising transaction) of Genelabs or any parent, subsidiary or affiliate of Genelabs as the Administrator (as defined below) may determine (including directors who are also employees or consultants). Approximately 130 employees and consultants are currently eligible to participate in the 2001 Option Plan, and currently there are six non-employee directors eligible for automatic grants as described below. The 2001 Option Plan provides that an optionee will be eligible to receive options to purchase up to an aggregate maximum of 500,000 shares during each calendar year.

     ADMINISTRATION. The 2001 Option Plan will be administered by the Human Resources Committee or other committee appointed by the board of directors or the board itself (in each case, the "Administrator"). The committee would consist of certain members who are intended to be "disinterested persons" within the meaning of the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), unless otherwise determined by the Administrator. The Administrator is authorized, amongst other things, to construe, interpret and implement the provisions of the 2001 Option Plan, to select the persons to whom awards will be granted and to determine the terms and conditions of such awards. The interpretation or construction by the Administrator of any provision of the 2001 Option Plan or of any option granted thereunder will be final and binding on all optionees.

     AWARDS UNDER THE 2001 OPTION PLAN. The 2001 Option Plan authorizes the grant of awards of incentive stock options ("ISOs") to eligible employees or non-qualified stock options to eligible employees, directors, consultants, independent contractors and advisors. The 2001 Option Plan also provides that upon the election or appointment of a non-employee director to the board, he or she will be granted automatically a non-qualified stock option to purchase 30,000 shares of Genelabs common stock. Additionally, at the annual shareholders meeting after the second anniversary of such election or appointment to the board and at each subsequent annual shareholders meeting, each such director will be granted an additional option to purchase 15,000 shares of Genelabs common stock. Non-employee director options will be fully vested and exercisable in their entirety immediately upon grant except that no such options will be exercisable after the expiration of ten years from the date the option is granted.

     TERMS OF OPTIONS. Subject to the terms and conditions of the 2001 Option Plan, the Administrator, in its discretion, will determine for each option whether the option is to be an ISO or a non-qualified stock option, the number of shares for which the option will be granted, the exercise price of the option, the periods during which the option may be exercised and other terms and conditions. Each option is evidenced by an option grant in such form as the Administrator approves and is subject to the following conditions:

     Exercise Price. The exercise price of an option may not be less than 85% of the fair market value of the shares of Genelabs common stock on the date of grant, and the exercise price of any ISO may not be less than 100% of the fair market value of the shares of Genelabs common stock on the date of grant, and any ISO granted to a holder of greater than 10% of the total combined voting shares may not be less than 110% of the fair market value of the shares of Genelabs common stock on the date of the grant.

     Form of Payment. The exercise price is generally payable in cash or by check. In addition, upon approval by the Administrator, the option exercise price may also be payable by: (i) cancellation of indebtedness of Genelabs owed to the optionee; (ii) surrender of shares of fully paid common stock that have been owned by an optionee for more than six months; (iii) by promissory note subject to certain terms; (iv) by waiver of compensation due or accrued to the optionee; (v) through a "same day sale"; (vi) through a "margin commitment";
(vii) by any combination of the foregoing that the Administrator may authorize; or (viii) by any other method approved by the Administrator.

     Term of Options and Vesting. Under the 2001 Option Plan, options would generally be permitted to be exercisable for up to ten years, except that an ISO granted to a 10% shareholder can only be exercisable for five years. All options are subject to earlier expiration due to termination of employment or service with Genelabs. Each stock option agreement will specify the vesting and exercisability of the option granted thereunder.

     Limitations on ISOs. An individual will not be eligible to receive an ISO unless such individual is an employee of Genelabs or of a parent or subsidiary of Genelabs. The 2001 Option Plan also includes other provisions intended to satisfy certain tax requirements relating to ISOs.

     Transferability. Generally, stock options granted under the 2001 Option Plan will not be transferable or assignable by an optionee except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the optionee only by the optionee except that, upon approval of the Administrator, a non-qualified stock option may be transferred to family members, trusts and charitable institutions.

     CHANGE IN CONTROL AND ADJUSTMENTS. The number of shares subject to the 2001 Option Plan and any option will be adjusted in the event of, amongst other things, a stock dividend, stock split, reverse stock split or similar change relating to Genelabs common stock. In general, in the event of a change in control of Genelabs, unless otherwise provided in the applicable stock option agreement or other agreement, any or all outstanding options will accelerate and become exercisable in full upon the occurrence of such change in control.

     COMPLIANCE WITH RULE 16B-3 AND CODE SECTION 162(m). The 2001 Option Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act. In addition, the 2001 Option Plan is intended to provide performance-based compensation so as to be eligible for compliance with Section 162(m) of the Code which, generally, limits the deduction of an employer for compensation of certain covered officers. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, may be disregarded for purposes of this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid is disclosed to and approved by the shareholders in a separate vote prior to the payment. Accordingly, if the 2001 Option Plan is approved by shareholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, compensation paid to covered employees pursuant to the 2001 Option Plan will not fail to be deductible under
Section 162(m) of the Code. If shareholder approval is not obtained, the 2001 Option Plan will terminate and have no force or effect.

     AMENDMENT AND TERMINATION OF THE 2001 OPTION PLAN. The Administrator may, at any time, terminate or amend the 2001 Option Plan in any respect; provided, however, that the Administrator will not, without shareholder approval, amend the plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder, to the extent the Administrator intends the plan to comply with such foregoing requirement or law.

     TERM OF THE 2001 OPTION PLAN. Options may be granted pursuant to the 2001 Option Plan from time to time until April 23, 2011, which is ten years after the date the 2001 Option Plan was originally adopted by the Board of Directors, unless earlier terminated.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following summarizes certain U.S. federal income tax considerations generally applicable to options granted under the 2001 Option Plan, if approved. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

     NON-QUALIFIED STOCK OPTIONS. Generally, an optionee will not be taxed upon the grant of a non-qualified stock option. Rather, at the time that an optionee exercises a non-qualified stock option (and in the case of an untimely exercise of an ISO), the optionee will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price for such shares. Genelabs will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes as ordinary income subject to the limits under Section 162(m) of the Code.

     If the optionee sells or exchanges stock that was acquired upon exercise of a non-qualified stock option (or upon an untimely exercise of an ISO), then the optionee recognizes capital gain or loss equal to the difference between (i) the sales price and (ii) the fair market value of such stock on the date that ordinary income was recognized with respect thereto. Any such capital gain or loss will be long-term capital gain or loss if such stock was held for more than 12 months at the time of the sale or exchange. Under current law, an optionee is generally subject to U.S. federal income tax at a maximum rate of 20% of net capital gain attributable to the sale of property held for more than 12 months.

     INCENTIVE STOCK OPTIONS. If an optionee satisfies certain requirements, the optionee will not be generally subject to U.S. federal income tax upon the grant of an ISO or the timely exercise of an ISO (except that the alternative minimum tax may apply). For purposes of the ISO rules under the Code, exercise of an ISO will be timely if made during its term and if the optionee remains an employee of Genelabs or its subsidiary at all times during the period beginning on the grant date of the ISO and ending on the date three months before the exercise date (or one year before the exercise date in the case of a disabled optionee). Exercise of an ISO will also be timely for this purpose if made by the optionee's legal representative and if the optionee dies (i) while in the employ of Genelabs or its subsidiary or (ii) within three months after termination of the optionee's employment. The U.S. federal income tax consequences of an untimely exercise of an ISO are determined in accordance with the rules applicable to non-qualified stock options. (See "United States Federal Income Tax
Consequences -- Non-Qualified Stock Options" above.)

     If an optionee disposes of stock that was acquired pursuant to the timely exercise of an ISO, then such optionee, except as noted below, will recognize long-term capital gain or loss equal to the difference between the sales proceeds and the option price. Genelabs, under these circumstances, will not be entitled to any U.S. federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock.

     If, however, an optionee disposes of stock acquired pursuant to the exercise of an ISO before the expiration of two years from the grant date of the ISO or within one year from the date such stock is transferred to him or her (a "disqualifying disposition") upon exercise, any gain that was realized generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the exercise date or the amount realized on such disqualifying disposition and (ii) as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date that governs the determination of ordinary income. In such case, Genelabs generally may claim a U.S. federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income subject to the limits of Section 162(m) of the Code. Any such capital gain or loss will be long-term capital gain or loss if the optionee held such stock for more than 12 months at the time of the disqualifying disposition. Under current law, an optionee generally is subject to U.S. federal income tax at a maximum rate of 20% of net capital gain attributable to the sale of property held for more than 12 months.

ERISA INFORMATION

     The 2001 Option Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

NEW PLAN BENEFITS

     Genelabs cannot determine the amount of options under the 2001 Option Plan, if approved, that will be granted in 2001 to specific officers, officers as a group, or non-officer employees as a group. Grants under the 2001 Option Plan will be made at the discretion of the Human Resources Committee or the Board of Directors and, accordingly, are not yet determinable. In addition, benefits under the 2001 Option Plan will depend on a number of factors, including the fair market value of Genelabs common stock on future dates and the exercise decisions made by optionees. Consequently, it is not possible to determine the benefits that might be received by participants (except in the case of non-employee directors) of awards that will be made thereunder during 2001 or the awards that would have been made thereunder during 2000 had the 2001 Option Plan been in effect. The following chart sets forth the name, position and grant information for currently eligible non-employee directors if the 2001 Option Plan is approved.

                         NAME                           NUMBER OF UNITS
                         ----                           ---------------
J. Richard Crout, M.D. ...............................      15,000
Thomas E. Dewey, Jr. .................................      15,000
Arthur Gray, Jr. .....................................      15,000
H. H. Haight..........................................      15,000
Alan Y. Kwan..........................................      15,000
Nina K. Wang..........................................      15,000

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast on this proposal will be required to approve the 2001 Option Plan.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
          THE APPROVAL OF THE ADOPTION OF THE 2001 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

                        APPROVAL OF THE ADOPTION OF THE
                       2001 EMPLOYEE STOCK PURCHASE PLAN

     The shareholders are being requested to approve the adoption of the Genelabs 2001 Employee Stock Purchase Plan at the annual meeting.

     On April 23, 2001, the board of directors adopted the 2001 Employee Stock Purchase Plan (the "2001 ESPP"), subject to shareholder approval. The board of directors believes the proposed 2001 ESPP, pursuant to which 2,000,000 shares of Genelabs common stock will be reserved for issuance and purchase by eligible employees, is essential to maintain balanced and competitive total compensation programs.

     Genelabs currently grants eligible employees rights to purchase shares of Genelabs common stock under its sole existing employee stock purchase plan, the Employee Stock Purchase Plan which was adopted in 1991 (the "1991 ESPP"). As of April 20, 2001, 370,264 shares of Genelabs common stock remained available for future purchases under the 1991 ESPP. Without adoption of the 2001 ESPP, the 1991 ESPP will expire and sufficient shares will not be available under the 1991 ESPP to provide for continued option grants in 2001 and beyond, consistent with the purpose of Genelabs' normal compensation practices. The 2001 ESPP would enable Genelabs to continue to (i) provide eligible employees of Genelabs and its subsidiaries with a convenient means of acquiring an equity interest in Genelabs through payroll deductions, (ii) enhance such employees' sense of participation in the affairs of Genelabs and (iii) provide an incentive for continued employment. The 2001 ESPP will further align the interests of employees with those of shareholders through increased stock ownership.

SUMMARY OF THE 2001 ESPP

     The following summary of the material provisions of the proposed 2001 ESPP does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the 2001 ESPP, which is attached as Annex C to this proxy statement.

     SHARES SUBJECT TO THE 2001 ESPP. A total of 2,000,000 shares of Genelabs common stock has been reserved for purchase by eligible employees under the 2001 ESPP, subject to certain adjustments as described below.

     ELIGIBILITY. All employees of Genelabs, or any parent or subsidiary thereof, are eligible to participate in the 2001 ESPP except the following:

          (1) employees who are not employed Genelabs or its subsidiaries, on the day before the first day of the Offering Period (as defined below);

          (2) employees who are customarily employed for less than 20 hours per week;

          (3) employees who are customarily employed for less than five months in a calendar year; and

          (4) employees who own or hold options to purchase or who, as a result of participation in the 2001 ESPP, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of Genelabs stock of pursuant to Section 424(d) of the Code.

     Approximately 130 employees are currently eligible to participate in the 2001 ESPP.

     ADMINISTRATION. The 2001 ESPP would be administered by the Human Resources Committee or other committee appointed by the Board (the "Committee") or the Board itself (in each case, the "Administrator"). The Committee will consist of certain members who are intended to be "disinterested persons" within the meaning of the provisions of Rule 16b-3 promulgated under the Exchange Act unless otherwise determined by the Administrator. Subject to the provisions of the 2001 ESPP and Section 423 of the Code, all questions of interpretation or application of the 2001 ESPP will be determined by the Administrator and its decisions shall be final and binding upon all employees.

     PARTICIPATION. The 2001 ESPP would have 24-month offering periods (the "Offering Periods") which will consist of four six-month purchase periods (individually, a "Purchase Period"). Offering Periods will commence on January 1 and July 1 of each year and end on June 30 and December 31 of each year. The Administrator has the power to change the timing and duration of Offering Periods without shareholder approval.

     PAYROLL DEDUCTIONS. Employees may participate in the 2001 ESPP during each pay period through payroll deductions. An employee sets the rate of such payroll deductions, which may not be less than 1% nor more than 15% of the employee's base salary or wages, bonuses, overtime, shift premiums and commissions, plus draws against commissions, unreduced by the amount by which the employee's salary is reduced pursuant to Sections 125 or 401(k) of the Code. The amount of payroll deductions may not exceed $25,000 per year unless otherwise determined by the Administrator. An employee may increase or lower the rate of payroll deductions for any upcoming Purchase Period but may only lower the rate of payroll deductions during the current Purchase Period.

     CERTAIN LIMITATIONS. As required by tax law, no employee may receive an option under the 2001 ESPP to purchase shares of Genelabs common stock which have a fair market value in excess of $25,000 for any calendar year, determined at the time such option is granted. Additionally, the Administrator may set a maximum number of shares of common stock that may be purchased by any employee at any single purchase date. If the number of shares of common stock to be purchased on the first day of the purchase period by all employees participating in the 2001 ESPP exceeds the number of shares then available for issuance under the 2001 ESPP, Genelabs will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Administrator shall determine to be equitable.

     PURCHASE PRICE. The purchase price of shares that may be acquired in any Offering Period under the 2001 ESPP will be 85% of the lesser of (a) the fair market value of the shares on the first day of the Offering Period or (b) the fair market value of the shares on the last business day of the Offering Period.

     PURCHASE OF STOCK. The number of whole shares that an employee will be able to purchase in any Offering Period will be determined by dividing the total amount of payroll deductions from the employee's salary during the Offering Period by the price per share determined as described above. The purchase shall take place automatically on the last day of the Offering Period.

     WITHDRAWAL. An employee may withdraw from any Offering Period at any time at least 15 days prior to the end of an Offering Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the employee enrolls in the new Offering Period in the same manner as for initial participation in the 2001 ESPP.

     TERMINATION OF EMPLOYMENT. Termination of an employee's employment for any reason, including retirement or death, immediately cancels his or her participation in the 2001 ESPP. In such event, the payroll deductions credited to the employee's account will be returned to such employee.

     CHANGE IN CONTROL AND ADJUSTMENTS. The number of shares subject to the 2001 ESPP and any right to purchase stock thereunder will be adjusted in the event of, amongst other things, a stock dividend, stock split, reverse stock split or similar change relating to Genelabs common stock. In general, in the event of a change in control of Genelabs, the Offering Period will terminate on such date as determined by the Administrator and all payroll deductions on such date shall be used to purchase such number of applicable shares of Genelabs common stock, unless otherwise provided by the Administrator.

     AMENDMENT AND TERMINATION OF THE 2001 ESPP. The Administrator may, at any time, terminate or amend the 2001 ESPP in any respect except that any such amendment or termination cannot adversely affect options previously granted under the 2001 ESPP without the employees' consent and, further provided, that the Administrator will not make certain amendments without shareholder approval as set forth in the 2001 ESPP.

     TERM OF THE 2001 ESPP. Options may be granted pursuant to the 2001 ESPP from time to time until April 23, 2011, which is ten years after the date the 2001 ESPP was originally adopted by the board of directors, unless earlier terminated.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following summarizes certain U.S. federal income tax considerations generally applicable to options granted under the 2001 ESPP, if approved. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

TAX TREATMENT OF EMPLOYEES UNDER THE 2001 ESPP

     The 2001 ESPP is intended to be an "employee stock purchase plan" as defined in Section 423 of the Code. Amounts deducted from an employee's pay under the 2001 ESPP would be included in the employee's compensation subject to federal income and social security taxes.

     Assuming the satisfaction of certain conditions, an employee will not recognize income for federal income tax purposes either upon enrollment in the 2001 ESPP or upon the purchase of shares of Genelabs common stock under the 2001 ESPP. All tax consequences are deferred until a participating employee sells the shares or otherwise disposes of the shares.

     If shares of Genelabs common stock are held for more than one year after the date of purchase and more than two years after the beginning of the applicable Offering Period, upon a sale or disposition of such shares, the employee will generally realize ordinary income to the extent of the lesser of
(i) the actual gain (the amount by which the fair market value of the shares at the time of such sale or disposition exceeds the purchase price) or (ii) an amount equal to 15% of the fair market value of the shares on the first day of the Offering Period, if the shares were purchased at no less than 85% of the fair market value of the shares on the first day of the Offering Period. Any additional gain upon the sale or disposition of shares should be treated as long-term capital gain.

     If the shares are sold or otherwise disposed of within either the one-year or the two-year holding periods described above (in either case a "disqualifying disposition"), the employee would realize ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. Any additional gain or loss on such share or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

TAX TREATMENT OF GENELABS

     Genelabs will be entitled to a deduction in connection with the disposition of shares acquired under the 2001 ESPP to the extent that the employee recognized ordinary income on a disqualifying disposition of such shares.

ERISA INFORMATION

     The 2001 ESPP is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

NEW PLAN BENEFITS

     Because Genelabs cannot presently determine the participation levels, rates of deferral and the eventual purchase prices under the proposed 2001 ESPP, the future benefits to be distributed under the 2001 ESPP are not determinable at this time.

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast on this proposal will be required to approve the 2001 ESPP.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
     THE APPROVAL OF THE ADOPTION OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known to Genelabs as of April 10, 2001, regarding the beneficial ownership of Genelabs common stock by:

     - each person known to the board of directors to be the beneficial owner of more than 5% of the outstanding common stock;

     - each director and nominee;

     - each executive officer named in the Summary Compensation Table herein;
       and

     - all directors and executive officers as a group.

     Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% shareholder, as the case may be.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, and includes shares of common stock issuable pursuant to the exercise of stock options or warrants that are immediately exercisable or exercisable within 60 days after April 10, 2001. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

                                      NUMBER OF       NUMBER OF
                                       SHARES     SHARES WITH RIGHT      TOTAL SHARES           PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER    OWNED        TO ACQUIRE       BENEFICIALLY OWNED   OUTSTANDING SHARES(1)
------------------------------------  ---------   -----------------   ------------------   ---------------------
Veron International Limited(2).....   5,391,633              --           5,391,633                10.9%
  Top Floor Chinachem Golden Plaza
  77 Mody Road
  Tsimshatsui East
  Kowloon, Hong Kong
Watson Pharmaceuticals, Inc. ......   3,000,000         500,000           3,500,000                 7.0%
  311 Bonnie Circle
  Corona, California 92880
Irene A. Chow, Ph.D. ..............      12,502         740,763             753,255                 1.5%
James A. D. Smith..................      32,808         222,300             255,108                   *
Matthew M. Loar....................      39,813(3)        93,945            133,758                   *
Arthur Gray, Jr. ..................     105,000(4)        10,000            115,000                   *
Marc J. Gurwith, M.D. .............      15,660          90,692             106,352                   *
H. H. Haight.......................      45,162          30,000              75,162                   *
Heather Criss Keller...............      23,582          35,380              58,962                   *
J. Richard Crout, M.D. ............      19,400(5)        20,000             39,400                   *
Thomas E. Dewey, Jr. ..............      10,000          20,000              30,000                   *
Nina K. Wang.......................          --          30,000              30,000                   *
Alan Y. Kwan.......................       4,500          20,000              24,500                   *
All directors and executive officers
  as a group (13 persons)(6).......     313,573       1,356,413           1,669,986                 3.3%

---------------
 *  Represents less than 1%.

(1) Based on 49,475,876 shares of Genelabs common stock outstanding as of April 10, 2001.

(2) An investment holding company whose principal shareholder is Mrs. Wang, a Genelabs director.

(3) Includes 5,000 shares held by Mr. Loar's children.

(4) Includes 15,000 shares held by trust of which Mr. Gray is the beneficiary and 25,000 shares held by Mr. Gray's spouse.

(5) Includes 8,000 shares held in trust for Dr. Crout's child and 1,400 shares held in trust for Dr. Crout's nephew, for which Dr. Crout is trustee.

(6) Includes holdings of the above listed officers and directors and two other Genelabs executive officers. Excludes shares held by Veron International, Ltd.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth all compensation earned during the fiscal years ended December 31, 2000, 1999 and 1998, by Genelabs' Chief Executive Officer and each of Genelabs' four other most highly compensated executive officers (collectively, the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                      ANNUAL COMPENSATION                   AWARDS
                                          -------------------------------------------    ------------
                                                                         OTHER ANNUAL     SECURITIES
                                                                         COMPENSATION     UNDERLYING
      NAME AND PRINCIPAL POSITION         YEAR   SALARY($)    BONUS($)      ($)(1)        OPTIONS(#)
      ---------------------------         ----   ---------    --------   ------------    ------------
Irene A. Chow, Ph.D.(2).................  2000    262,550     150,000       89,605          40,000
  Chairman of the Board                   1999    263,542      79,326      101,164         135,000
  and Chief Executive                     1998    293,583      97,055      110,479          40,000
  Officer
James A. D. Smith(3)....................  2000    256,650          --       40,968          40,000
  President                               1999    216,275      38,028       42,225          90,000
                                          1998    195,833      45,100       35,191          12,000
Marc J. Gurwith, M.D. ..................  2000    204,642      37,775       46,688(4)       30,000
  Vice President, Drug Development        1999    196,617      38,690       34,943(5)       35,000
  and Chief Medical Officer               1998    187,750      35,720       21,836(6)        4,000
Heather Criss Keller....................  2000    161,282      34,200        6,107          45,000
  Vice President,                         1999    138,600      18,322           --          20,000
  General Counsel and Secretary           1998     25,057(7)       --           --          25,000
Matthew M. Loar.........................  2000    148,986      32,490       17,652          45,000
  Vice President, Finance                 1999    126,667      21,760       10,399          50,000
                                          1998    111,417      15,288        5,303           6,000

---------------
(1) Unless otherwise noted, amounts in this column represent amounts vested in the long-term portion of Genelabs' Annual and Long Term Incentive Based Compensation Program.

(2) Dr. Chow was Chief Executive Officer through March 31, 1999 and was re-appointed Chief Executive Officer on January 19, 2001.

(3) Mr. Smith served as Chief Executive Officer from April 1, 1999 through January 18, 2001.

(4) Represents $29,840 vesting in the long-term portion of the Annual and Long Term Incentive Based Compensation Program and forgiveness of $14,400 in principal, and $2,448 in interest, of a loan made to Dr. Gurwith.

(5) Represents $16,943 vesting in the long-term portion of the Annual and Long Term Incentive Based Compensation Program and forgiveness of $14,400 in principal, and $3,600 in interest, of a loan made to Dr. Gurwith.

(6) Represents $5,036 vesting in the long-term portion of the Annual and Long Term Incentive Based Compensation Program and forgiveness of $14,400 in principal, and $2,400 in interest, of a loan made to Dr. Gurwith.

(7) Ms. Keller joined Genelabs on October 26, 1998.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding individual grants of stock options granted during 2000 to each of the named executive officers.

                                                  INDIVIDUAL GRANTS
                                        --------------------------------------
                                          NUMBER OF     % OF TOTAL
                                         SECURITIES      OPTIONS
                                         UNDERLYING     GRANTED TO   EXERCISE                  GRANT DATE
                                           OPTIONS      EMPLOYEES      PRICE     EXPIRATION   PRESENT VALUE
                 NAME                   GRANTED(#)(1)    IN 2000     ($/SHARE)      DATE         ($)(2)
                 ----                   -------------   ----------   ---------   ----------   -------------
Irene A. Chow, Ph.D. .................     40,000          3.9        5.7969     1/20/2010       199,320
James A. D. Smith.....................     40,000          3.9        5.7969     1/20/2010       199,320
Marc J. Gurwith, M.D. ................     30,000          3.0        5.7969     1/20/2010       149,490
Heather Criss Keller..................     25,000          2.5        5.7969     1/20/2010       124,602
                                           20,000          2.0        5.2500     9/08/2010        90,167
Matthew M. Loar.......................     25,000          2.5        5.7969     1/20/2010       124,602
                                           20,000          2.0        5.2500     9/08/2010        90,167

---------------
(1) Stock options are awarded with an exercise price equal to the fair market value of Genelabs common stock on the date of award. Generally, 25% of the stock options become exercisable on the first anniversary of the date of grant, with pro-rata monthly vesting thereafter for the remaining three years, so long as employment with Genelabs continues. All of the options granted have a 10-year term.

(2) The estimated "grant date present value" of options granted in 2000 is based on a Black-Scholes option pricing model, a model that reflects certain assumptions regarding variable factors such as interest rates and stock price volatility. Stock options have value only as a result of appreciation in the price of Genelabs common stock. If, at the time of exercise, the price of Genelabs common stock is the same as or lower than the option exercise price, there will be no gain to the optionee. Because changes in the subjective input assumptions can materially affect the fair value estimate, it is the belief of Genelabs that this model does not necessarily provide a reliable single measure of the fair value of the options granted. For the purposes of establishing the "grant date present value" shown in the table, the model assumed a dividend yield of zero, risk-free interest rate of 6.0%, volatility factor of the expected market price of the Genelabs common stock of 1.0, and an expected life of the options of one year subsequent to vesting.

OPTION EXERCISES AND OPTION VALUE FOR FISCAL 2000

     There were no stock option exercises by any of the named executive officers during 2000. The following table sets forth certain information concerning the number and value of unexercised options held by each of the named executive officers as of December 31, 2000.

                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                 OPTIONS AT YEAR-END             OPTIONS AT YEAR-END
                                                         (#)                            ($)(1)
                                             ----------------------------    ----------------------------
                   NAME                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                   ----                      -----------    -------------    -----------    -------------
Irene A. Chow, Ph.D. ......................    744,597         99,308          937,324          74,417
James A. D. Smith..........................    193,519         99,081          189,138         104,209
Marc J. Gurwith, M.D. .....................     68,735         60,265           85,847          45,600
Heather Criss Keller.......................     21,526         68,474           44,665          49,530
Matthew M. Loar............................     75,542         77,858           55,753          53,395

---------------
(1) These values are based on the positive spread between the respective exercise price of outstanding stock options and the fair market value of Genelabs common stock at December 31, 2000 ($4.09). These amounts may not represent amounts actually realized by the named executive officers.

     Notwithstanding anything to the contrary set forth in any of Genelabs' filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Report of the Human Resources Committee of the Board of Directors on Executive Compensation that follows shall not be deemed to be incorporated by reference into any such filings and it is not considered filed under the Securities Act or the Exchange Act unless this section is specifically referenced.

                    REPORT OF THE HUMAN RESOURCES COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Executive compensation and stock option grants to executives are reviewed by the Human Resources Committee of the board of directors which generally makes recommendations for approval by the board. This committee is currently composed of three independent directors. Although Mr. Smith attended the meetings of this committee during 2000, he did not vote on any matters that relate to compensation and was excused from meetings when matters concerning his compensation were discussed.

EXECUTIVE OFFICER COMPENSATION POLICIES

     The Human Resources Committee acts on behalf of the board of directors to establish Genelabs' general compensation policy for all employees, including executive officers. The primary objective of the executive officer compensation policies are to attract, reward, and retain executive officers and other employees who contribute to Genelabs' long-term success. The committee typically reviews base salary levels and target bonuses for the Chief Executive Officer, President and other executive officers and key employees at or about the beginning of each year.

     In determining executive compensation levels, the Human Resources Committee reviews third party surveys regarding cash compensation and stock option grants to similarly situated executive officers at companies competing in the biopharmaceutical industry. In addition, custom survey data are also reviewed on a case-by-case, position-by-position basis as the committee deems necessary or appropriate. The committee and the board strive to provide compensation packages to the executive officers that are competitive with the companies surveyed.

ELEMENTS OF EXECUTIVE OFFICER COMPENSATION

     Genelabs offers a total compensation package consisting of base salary, bonus and long-term equity incentives including stock option grants and restricted share awards.

     BASE SALARIES. For most of the executive officers, base salaries were increased in February based on their previous base salary as well as the surveys noted above and other information reviewed by the committee.

     BONUSES. In addition to their base salaries, Genelabs' executive officers, including the Chief Executive Officer, are each eligible to receive an annual cash bonus under an incentive bonus program. The committee's philosophy in compensating executive officers, including the Chief Executive Officer, is to relate compensation principally to corporate and executive performance. Thus, a portion of the cash compensation paid to the executive officers, including the Chief Executive Officer, is in the form of discretionary bonus payments that are paid on an annual basis. Under the incentive bonus program, cash bonuses are awarded only if an executive officer achieves predetermined individual performance objectives and Genelabs met certain corporate objectives that were approved by the committee. Bonus payments are expressly linked to the attainment of goals established for each executive officer, as well as overall corporate goals, and are limited by the target bonus amount established for each executive officer which is a percentage of the officer's base salary.

     In the biopharmaceutical industry, traditional measures of corporate performance, such as earnings per share or return on equity, may not readily apply in evaluating the performance of executives. Because Genelabs has been engaged primarily in research and development activities, its objectives are based on other financial and strategic measures, such as the progress of research and development programs, the establishment of cooperative development and marketing relationships with corporate partners, the recruitment of management personnel, and the securing of capital resources sufficient to enable Genelabs to further research and product development plans. General corporate goals for 2000 included submission of a New Drug Application for Genelabs' investigational drug for the treatment of systemic lupus erythematosus to the FDA, reaching progress milestones in DNA-targeted research programs and securing financing to support operating requirements.

     The committee concluded that the executive officers' 2000 objectives were met, and the committee generally awarded cash bonuses to its executive officers. These bonuses were equal to a percentage of each executive officer's base salary, determined by the degree to which the committee believed each such executive officer realized his or her objectives. In addition, stock options were granted as part of the annual review of performance.

     LONG-TERM EQUITY INCENTIVES. Under the incentive bonus program established for certain executive management positions, there is a long-term compensation element that is in addition to the annual bonus described above. If an officer in this category should be eligible for and receive an annual bonus, the amount of the bonus will also be awarded in the long-term portion of the program. This long-term element is designed to defer payments to the executive over a three-year period, vesting one-third each year.

     The number of shares subject to each stock option granted as long-term equity incentives to executive officers is based, in part, on each officer's anticipated future contribution and ability to impact corporate and/or business unit results, past individual or corporate performance or consistency within the executive's peer group. In making its decisions, the committee considers these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. The goal of the plan is to encourage the executive to remain with Genelabs on a long-term basis by committing the payment of additional compensation if employment continues throughout the vesting period.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Smith's 2000 bonus and salary were set by the committee with due regard to his industry experience, competitive salary information and current market conditions and in accordance with the committee's objectives and policies as set forth above. As with other executive officers, the amount of Mr. Smith's total compensation was based on Genelabs' 2000 results and his individual performance with respect to meeting previously established performance objectives.

COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly-held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year, Certain performance-based compensation is specifically exempt from the deduction limit. The 1995 Stock Option Plan meets the requirements of Section 162(m) of the Internal Revenue Code of 1986 and none of the executive officers have received cash compensation exceeding the statutory limit under Section 162(m).

                                          HUMAN RESOURCES COMMITTEE

                                          J. Richard Crout, Chair
                                          Thomas E. Dewey, Jr.
                                          Alan Y. Kwan

April 23, 2001

     Notwithstanding anything to the contrary set forth in any of Genelabs' filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the chart titled "Genelabs Stock Price Performance" that follows shall not be deemed to be incorporated by reference into any such filings and it is not considered filed under the Securities Act or the Exchange Act unless it is specifically referenced.

                        GENELABS STOCK PRICE PERFORMANCE

     The graph below compares the cumulative total shareholder return on Genelabs common stock for the five-year period from December 31, 1995 through December 31, 2000 with the cumulative total return on the NASDAQ Stock Market Index (U.S. companies) and the NASDAQ Pharmaceuticals Stock Index over the same period. The graph assumes an investment of $100 in Genelabs common stock and in each of the indexes on December 31, 1995, and reinvestment of all dividends.

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------
                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
--------------------------------------------------------------------------------------
 Genelabs
  Technologies,
  Inc.                  100.0      125.6       57.7       56.4      112.8       84.0
 NASDAQ Stock Market    100.0      123.0      150.7      212.5      394.9      237.6
 NASDAQ
  Pharmaceuticals       100.0      100.3      103.7      132.0      248.0      308.5
--------------------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of Genelabs' filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Report of the Audit and Finance Committee that follows shall not be deemed to be incorporated by reference into any such filings and it is not considered filed under the Securities Act or the Exchange Act unless this section is specifically referenced.

                   REPORT OF THE AUDIT AND FINANCE COMMITTEE

     The Audit and Finance Committee oversees Genelabs' financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, this committee reviewed the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     This committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Genelabs' accounting principles and such other matters as are required to be discussed with this committee under generally accepted auditing standards. In addition, this committee has discussed with the independent auditors the auditors' independence from management and the company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     This committee discussed and Genelabs' independent auditors have discussed the overall scope and plans for their audits. This committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Genelabs' internal controls and the overall quality of Genelabs' financial reporting. This committee held four meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, this committee recommended to the board of directors, and the board has ratified, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          AUDIT AND FINANCE COMMITTEE

                                          H. H. Haight, Chair
                                          Arthur Gray, Jr.
                                          Nina K. Wang

April 23, 2001

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, independent auditors, audited Genelabs' financial statements for the year ended December 31, 2000. Representatives of Ernst & Young LLP are expected to attend the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Audit and Finance Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining their independence, and has determined that it is.

     Fees billed by Ernst & Young LLP for the fiscal year ended December 31, 2000 were as follows:

Audit Fees................................................  $124,500
Audit Related Fees........................................    30,000
Financial Information Systems Design and Implementation
  Fees....................................................       -0-
All Other Fees............................................    39,000

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From January 1, 2000 to the present, there have been no transactions in which the amount involved exceeded $60,000 to which Genelabs or any of its subsidiaries was a party and in which any executive officer, director, 5% beneficial owner of common stock or member of the immediate family of any of the foregoing persons had or have a direct or indirect material interest, except certain transactions identified below.

     In connection with Richard Waldron's departure from Genelabs as Vice President, Chief Financial Officer, Genelabs forgave $100,000 of indebtedness pursuant to a previously outstanding loan plus accrued interest, and Mr. Waldron executed a customary release in Genelabs' favor.

         SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

     A shareholder who wants to present a proposal to be considered for inclusion in Genelabs' proxy materials for the 2002 annual meeting of shareholders must submit that proposal in writing no later than January 7, 2002. To be timely, shareholder proposals to be presented and considered at the 2002 annual meeting, but not through Genelabs' proxy materials, must be received in writing by the Corporate Secretary at Genelabs' executive offices after March 23, 2002 and before April 23, 2002, unless the 2002 annual meeting is called for a date earlier than May 22, 2002 or later than July 21, 2002, in which case such proposal must be received by the Corporate Secretary no earlier than 90 days and no later than 60 days prior to the date of the meeting. In the event that Genelabs publicly announces the date of the 2002 annual meeting less than 70 days prior to the date of the meeting, shareholder proposals to be presented and considered at the meeting, but not through Genelabs' proxy materials, must be received by the Corporate Secretary within ten days following the date of such announcement.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Genelabs' directors, executive officers and persons who own more than 10% of Genelabs common stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and changes in ownership of Genelabs common stock. Reporting Persons are required by the Commission's regulations to furnish the company with copies of all Section 16(a) reports they file. To Genelabs' knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, Genelabs believes that during its fiscal year ended December 31, 2000, all Reporting Persons complied with all applicable filing requirements.

                                 OTHER BUSINESS

     The board does not presently intend to bring any other business before the annual meeting, and, so far as is known to the board, no matters are to be brought before the annual meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the annual meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                                                         ANNEX A

                          GENELABS TECHNOLOGIES, INC.

                      AUDIT AND FINANCE COMMITTEE CHARTER
                       APPROVED BY THE BOARD OF DIRECTORS
                                OCTOBER 29, 1999

ORGANIZATION

     The audit and finance committee of the board of directors shall be comprised of at least three directors who are independent of management and the Company. Members of the audit and finance committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All audit and finance committee members will be financially literate and have accounting or related financial management expertise.

STATEMENT OF POLICY

     The audit and finance committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. The audit and finance committee shall also provide assistance to the directors in evaluating the Company's financial position and shall be responsible for evaluating significant corporate acquisitions, divestitures and fund raising activities. In so doing, it is the responsibility of the audit and finance committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

RESPONSIBILITIES

     In carrying out its responsibilities, the audit and finance committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate financial, accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit and finance committee will:

     - Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate.

     - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

     - Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit and finance committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

     - Beginning at such time as the audit and finance committee feels appointment of an internal audit function is warranted, review and concur with management's appointment, termination, or replacement of the director of internal audit.

     - Meet with the independent auditors and financial management of the Company to review the scope of the proposed independent audit and the procedures to be utilized, review the adequacy of the independent auditor's compensation and comments or recommendations of the independent auditors.

     - Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

     - Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

     - Beginning at such time as the audit and finance committee feels appointment of an internal audit function is warranted, review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     - Inquire of management, the internal auditor, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

     - Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit and finance committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

     - Review accounting and financial human resources and succession planning within the Company.

     - Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit and finance committee meeting during which the results of the annual audit are reviewed).

     - On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

     - Monitor the Company's investments and financial position.

     - Evaluate the Company's proposed and significant financing transactions, including but not limited to acquisitions, divestitures and equity and debt offerings.

     - Submit the minutes of all meetings of the audit and finance committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                                         ANNEX B

                          GENELABS TECHNOLOGIES, INC.

                             2001 STOCK OPTION PLAN
              ADOPTED BY THE BOARD OF DIRECTORS ON APRIL 23, 2001

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

     The name of this plan is the 2001 Stock Option Plan (the "Plan"). The Plan was adopted by the Board (defined below) on April 23, 2001, subject to the approval of the shareholders of Genelabs Technologies, Inc. (the "Company"). The purpose of the Plan is to enable the Company to attract, retain and provide equity incentives to selected persons to promote the financial success of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          (1) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 below.

          (2) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          (3) "Board" means the Board of Directors of the Company.

          (4) "Change in Control" means a change in the ownership or control of the Company, effected through any of the following events:

             (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company) is or becomes, after the Effective Date (as defined herein), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

             (b) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

             (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

             (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (6) "Committee" means the Human Resources Committee of the Board plus such additional individuals as the Board shall designate in order to meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Exchange Act or any other committee the Board may subsequently appoint to administer the Plan. Unless otherwise determined by the Board, the Committee shall be composed entirely of members who meet the qualifications referred to in Rule 16b-3 under the Exchange Act ("Rule 16b-3") and Section 162(m) of the Code. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

          (7) "Common Stock" means the common stock, no par value per share, of the Company.

          (8) "Company" means Genelabs Technologies, Inc., a corporation organized under the laws of the State of California (or any successor corporation).

          (9) "Disability" has the meaning as set forth in Section 22(e)(3) of the Code.

          (10) "Disinterested Person" shall have the meaning set forth in Rule 16b-3, and as such Rule may be amended from time to time, or any successor definition adopted by the SEC.

          (11) "Effective Date" shall mean the date provided pursuant to Section 11.

          (12) "Eligible Recipient" means an employee, officer, director, consultant, independent contractor or advisor (provided such consultant, independent contractor or advisor renders bona fide services not in connection with the offer or sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company eligible to participate in the Plan pursuant to Section 4.

          (13) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

          (14) "Fair Market Value" means, as of any given date, the fair market value of a Share as determined by the Committee from time to time in good faith; provided that (i) if the Shares are admitted to trading on a national securities exchange, the fair market value of a Share on any date shall be the closing price per Share reported on the last date preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, the fair market value of a Share on any date shall be the closing price per Share reported on the last trading day preceding such date as quoted on the Nasdaq and as reported in the Wall Street Journal.

          (15) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (16) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an Incentive Stock Option.

          (17) "Optionee" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options.

          (18) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (19) "SEC" means the Securities and Exchange Commission.

          (20) "Securities Act" means the Securities Act of 1933, as amended, from time to time, or any successor thereto.

          (21) "Share" means a share of the Common Stock.

          (22) "Stock Option" means an option to purchase Shares granted pursuant to Sections 5 and 6 below.

          (23) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (24) "Ten Percent Shareholder" means a person who owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary.

SECTION 2. ADMINISTRATION.

     The Plan shall be administered in accordance with the requirements of
Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the
Code) and, to the extent applicable, Rule 16b-3, by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

     Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant Stock Options to Eligible Recipients pursuant to the terms of the Plan. The Administrator may delegate to officers of the Company the authority to grant Stock Options under this Plan to Eligible Recipients who are not officers or directors of the Company whose transactions in the Company's Common Stock are subject to Section 16(b) of the Exchange Act.

     Additionally, subject to the terms and provisions of the Plan, the Administrator's powers shall include, without limitation, the authority to:

          (1) select those Eligible Recipients who shall be Optionees;

          (2) determine whether and to what extent Stock Options are to be granted hereunder to Optionees including whether a Stock Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

          (3) determine the number of Shares to be covered by each such Stock Option granted hereunder, the exercise price of a Stock Option and the period during which the Stock Option may be exercised;

          (4) determine other terms and conditions, not inconsistent with the terms of the Plan, of each Stock Option granted hereunder;

          (5) determine whether an Optionee has ceased to be employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated and whether an Optionee who is a director, consultant, independent contractor or advisor is employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company;

          (6) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

          (7) interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and

          (8) otherwise supervise the administration of the Plan.

     All decisions and interpretations made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on the Company and all persons having an interest in any Stock Option or any Shares purchased pursuant to a Stock Option.

SECTION 3. STOCK SUBJECT TO PLAN.

     The total number of Shares reserved and available for issuance under the Plan shall be 2,500,000. Such Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. No one Optionee shall be eligible to receive more than 500,000 Shares during any single calendar year during the term of this Plan pursuant to the grant of Stock Options hereunder. Upon shareholder approval of the Plan, (1) the Company's 1995 Stock Option Plan (the "1995 Plan") shall be merged and incorporated into the Plan, effective immediately prior to the 2001 annual meeting of the shareholders of the Company,
(2) all outstanding options under the 1995 Plan shall be treated as outstanding under the Plan; provided however, that each outstanding option so incorporated shall be governed solely by the express terms and conditions of the 1995 Plan and all other instruments evidencing the grant of such options, and (3) all available shares for grant under the 1995 Plan as of such date shall be available for grant hereunder, and any and all shares that would otherwise be returned to the 1995 Plan by reason of expiration of its term or cancellation upon termination of employment or service shall be available again for grant hereunder as of such date of cancellation or termination. Effective immediately prior to the 2001 annual meeting of the shareholders of the Company, and subject to shareholder approval of the Plan at such meeting, the 1995 Plan shall terminate and no further option grants shall be made therefrom.

     Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that a Stock Option expires or is otherwise terminated without being exercised, such Shares shall again be available for issuance in connection with future awards granted under the Plan. If any Shares have been pledged as collateral for indebtedness incurred by an Optionee in connection with the exercise of a Stock Option and such Shares are returned to the Company in satisfaction of such indebtedness, such Shares shall again be available for issuance in connection with future awards granted under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, combination or other change in the capital structure of the Company, as may be determined by the Administrator, in its sole discretion and subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws, a substitution or adjustment shall be made in (i) the aggregate number of Shares reserved for issuance under the Plan and (ii) the kind, number and option price of Shares subject to outstanding Stock Options granted under the Plan; provided, however, that the number of shares subject to any award shall always be a whole number; and provided further, that the exercise price may not be decreased to below the par value, if any, for the Shares. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4. ELIGIBILITY.

     Non-Qualified Stock Options may be granted to employees, directors, consultants, officers, independent contractors and advisors (provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer or sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company.

SECTION 5. STOCK OPTIONS.

     The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Administrator shall have the authority to grant to any Eligible Recipient Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Optionee and be outstanding concurrently hereunder.

     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each Optionee. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

          (1) Form of Stock Option Grant. Optionees who are granted Stock Options shall enter into a stock option agreement with the Company, in such form (which need not be the same for each Optionee) as the Administrator shall from time to time approve, which stock option agreement shall comply with and be subject to the terms and conditions of this Plan.

          (2) Date of Grant. The date of grant of a Stock Option shall be the date on which the Administrator makes the determination to grant such Stock Option unless otherwise specified by the Administrator. The stock option agreement representing the Stock Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the granting of the Stock Option.

          (3) Exercise Price. The option price per Share purchasable under a Stock Option shall be determined by the Administrator, in its sole discretion, on the date the Stock Option is granted; provided that (i) the exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Shares on the date the Stock Option is granted; (ii) the exercise price of an Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Shares on the date the Stock Option is granted; and (iii) if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price of such Incentive Stock Option, to the extent required at the time of grant by the Code, shall be no less than 110% of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

          (4) Exercise Period. Subject to this Section 5 and Section 10 herein, Stock Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the respective stock option agreement; provided, however, that no Stock Option shall be exercisable after the expiration of ten (10) years from the date the Stock Option is granted and provided, further, that no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five
     (5) years from the date the Stock Option is granted.

          (5) Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or of any Parent or Subsidiary) shall not exceed $100,000. If the Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Stock Options for the first $100,000 worth of Shares to become exercisable in such year shall be Incentive Stock Options and the Stock Options for the amount in excess of $100,000 that become exercisable in that year shall be Non-Qualified Stock Options. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit shall be incorporated herein and shall apply to any Stock Options granted after the effective date of such amendment.

          (6) Stock Options Non-Transferable. Stock Options granted under this Plan, and any interest therein, shall not be transferable or assignable by an Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by such Optionee; provided, however, that Non-Qualified Stock Options may be transferred to such family members, trusts and charitable institutions as the Administrator, in its sole discretion, shall approve at the time of the grant of such Stock Option.

          (7) Assumed Stock Options. In the event the Company assumes a stock option granted by another company unless otherwise determined by the Administrator, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to
     Section 424(a) of the Code). In the event the Company elects to grant a new stock option rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price.

          (8) Exercise of Stock Options.

             (a) Notice. Stock Options may be exercised only by delivery (including electronic delivery or other delivery method approved by the Administrator) to the Company of a written stock option exercise agreement in a form approved by the Administrator (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

             (b) Payment. Payment for the Shares may be made in cash (by check) or, where approved by the Administrator in its sole discretion at the time of grant and where permitted by law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of Shares having a Fair Market Value equal to the applicable exercise price of the Stock Options that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by the Optionee in the open public market;
        (iii) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at the market rate on the date such promissory note is executed; provided, however, that such rate is sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; (iv) by waiver of compensation due or accrued to the Optionee for services rendered; (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Stock Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Stock Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vii) by any combination of the foregoing; or (viii) by any other method approved by the Administrator. Optionees who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

             (c) Loans. The Company may make loans available to Optionees in connection with the exercise of outstanding Stock Options, as the Administrator, in its sole discretion, may determine. Such loans shall
        (i) be evidenced by a full recourse promissory note entered into by the Optionee in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine,

        (iii) bear interest at such rate as the Administrator shall determine but in no event less than the market rate on the date such promissory note is executed; provided, however, that such rate is sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and
        (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the Shares covered by the Stock Option, or portion thereof, exercised by the Optionee, and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan and the conditions upon which the loan will become payable in the event of the holder's termination of employment or service to the Company or to any Subsidiary shall be determined by the Administrator, provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, Shares having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the Optionee to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its sole discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

             (d) Withholding Taxes. Prior to issuance of the Shares upon exercise of a Stock Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Stock Option. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

             (e) Limitations on Exercise. The exercisability of a Stock Option shall be subject to the following:

                (i) The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of a Stock Option, provided that such minimum number will not prevent an Optionee from exercising the full number of Shares as to which the Stock Option is then exercisable.

                (ii) A Stock Option shall not be exercisable unless such exercise is in compliance with the Securities Act, all applicable state securities laws and the requirements of any stock exchange or national market system upon which the Shares may then be listed, as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

          (9) Termination of Employment or Service Other Than Due to Death or Disability. Unless otherwise provided in the applicable stock option agreement, if an Optionee ceases to be employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or Disability, the Optionee may exercise such Optionee's Incentive Stock Options or Non-Qualified Stock Options, to the extent that they are exercisable on the date of termination, within three (3) months after the date of termination or such other time period as may be specified in the applicable stock option agreement (but in no event later than the expiration date of the term of such Stock Option as set forth in Section 5(4) above). To the extent an Optionee was not entitled to exercise a Stock Option at the date of termination, or if an Optionee does not exercise such Stock Option to the extent so entitled within the time specified herein, the Stock Option shall terminate unless as otherwise provided in the applicable stock option agreement.

          (10) Termination of Employment or Service Due to Death or
     Disability. Unless otherwise provided in the applicable stock option agreement, if an Optionee's employment or retention with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the Optionee's death or Disability, the Optionee may exercise such Optionee's Incentive Stock Options or Non-Qualified Stock Options, to the extent that they are exercisable on the date of termination, by the Optionee (or the Optionee's legal representative) within twelve (12) months after the date of termination or such other time period as may be specified in the applicable stock option agreement (but in no event later than the expiration date of the term of such Stock Option as set forth in Section 5(4) above). To the extent an Optionee was not entitled to exercise a Stock Option at the date of termination, or if an Optionee does not exercise such Stock Option to the extent so entitled within the time specified herein, the Stock Option shall terminate unless as otherwise provided in the applicable stock option agreement.

SECTION 6. OPTION GRANTS FOR NON-EMPLOYEE DIRECTORS.

     (1) Eligibility Generally. Non-employee directors of the Company or any Parent, Subsidiary or Affiliate of the Company shall be granted automatic Stock Options pursuant and subject to Sections 6(2) and (3) below. In addition to the foregoing, Stock Options may be granted to such non-employee directors of the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator shall select from time to time in its sole discretion, and subject to such terms and conditions as the Administrator shall determine, in its sole discretion. Directors may be granted more than one Stock Option under the Plan.

     (2) Eligibility for Automatic Stock Options. Each non-employee director, upon his or her first election or appointment to the Board, will be granted a Stock Option to purchase 30,000 Shares. At the Company's Annual Meeting of Shareholders following the second anniversary of his or her election or appointment to the Board, and at each subsequent Annual Meeting of Shareholders, each such director will be granted an additional Stock Option to purchase 15,000 Shares.

     (3) Terms and Conditions of Automatic Stock Options. The terms and conditions of the automatic Stock Option grants to non-employee directors of the Company or any Parent, Subsidiary or Affiliate of the Company pursuant to
Section 6(2) and this Section 6(3) are as follows:

          (a) Date of Grant. The dates of grant of the automatic Stock Options shall be the dates described in Section 6(2) above. The stock option agreement representing the Stock Option will be delivered to the Optionee within a reasonable time after the granting of the Stock Option.

          (b) Exercise Price. The exercise price of the automatic Stock Option shall be the Fair Market Value of the Shares at the time that the Stock Option is granted.

          (c) Vesting and Exercise Period. The automatic Stock Options shall be fully vested and exercisable in their entirety immediately upon grant for the term set forth in the applicable stock option agreement; provided, however, that no Stock Option shall be exercisable after the expiration of ten (10) years from the date the Stock Option is granted.

          (d) Limitation on Exercise. If the Optionee ceases to be a director for any reason except death, the Optionee may exercise his or her Stock Options, to the extent (and only to the extent) that they are exercisable on the date of termination until the expiration dates of the Stock Options, which shall be ten (10) years from the dates the Stock Options are granted. If the Optionee ceases to be a director because of death, the Optionee's legal representative may exercise his or her Stock Options to the extent (and only to the extent) that they are exercisable on the date of termination, within twelve (12) months after the date of termination, but not after the expiration of ten (10) years from the date the Stock Options are granted. To the extent an Optionee or an Optionee's legal representative was not entitled to exercise a Stock Option at the date of termination, or if an Optionee or an Optionee's legal representative does not exercise such Stock Option to the extent so entitled within the time specified herein, the Stock Option shall terminate unless as otherwise provided in the applicable stock option agreement.

SECTION 7. MODIFICATION, EXTENSION AND RENEWAL OF STOCK OPTIONS.

     The Administrator shall have the power to modify, extend or renew outstanding Stock Options and to authorize the grant of new Stock Options in substitution therefor, provided that any such action may not, without the written consent of an Optionee, impair any rights under any Stock Option previously granted except as provided in Section 3 hereof. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Administrator shall not have the power to reduce the exercise price of outstanding Stock Options.

SECTION 8. PRIVILEGES OF STOCK OWNERSHIP.

     No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to a Stock Option until such Stock Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. Upon written request, the Company shall provide to each Optionee a copy of the annual financial statements of the Company at such time after the close of each fiscal year of the Company as such statements are released by the Company to its common shareholders generally.

SECTION 9. NO OBLIGATION TO EMPLOY.

     Nothing in this Plan nor any Stock Option granted under this Plan shall confer on any Optionee any right to continue in the employ of, as a director of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

SECTION 10. CHANGE IN CONTROL; ASSUMPTION OF STOCK OPTIONS BY SUCCESSORS.

     In the event of a Change in Control, any or all outstanding Stock Options shall, unless otherwise provided in an applicable stock option agreement or other agreement, accelerate and become exercisable in full upon the occurrence of the Change in Control and shall expire immediately following the occurrence of the Change in Control. To the extent required by applicable law, the aggregate Fair Market Value of Incentive Stock Options which first become exercisable in the year of such Change in Control cannot exceed $100,000, and any remaining accelerated options shall be treated as Non-Qualified Stock Options.

SECTION 11. ADOPTION AND SHAREHOLDER APPROVAL.

     This Plan shall become effective on April 23, 2001, the date the Plan was adopted by the Board (the "Effective Date"). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan was adopted by the Board. Upon the Effective Date, the Board may grant Stock Options pursuant to this Plan; provided that, in the event that shareholder approval is not obtained within the time period provided herein, all Stock Options granted hereunder shall terminate. No Stock Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the shareholders of the Company and all such Stock Options granted pursuant to such increase shall similarly terminate if such shareholder approval is not obtained.

SECTION 12. TERM OF PLAN.

     Stock Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

SECTION 13. AMENDMENT OR TERMINATION OF PLAN.

     Subject to Section 7 above, the Administrator may at any time terminate or amend this Plan in any respect, including but not limited to, amendment of any form of grant, exercise agreement or instrument to be executed pursuant to this Plan; provided, however, that the Administrator shall not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder, to the extent the Administrator intends the Plan to comply with such foregoing requirement or law.

SECTION 14. UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to an Optionee by the Company, nothing contained herein shall give any Optionee or persons any rights that are greater than those of a general creditor of the Company.

                                                                         ANNEX C

                          GENELABS TECHNOLOGIES, INC.

                       2001 EMPLOYEE STOCK PURCHASE PLAN
              ADOPTED BY THE BOARD OF DIRECTORS ON APRIL 23, 2001

 1. ESTABLISHMENT OF PLAN

     The purpose of the Genelabs Technologies, Inc. 2001 Employee Stock Purchase Plan (the "Plan") is to grant options for purchase of common stock, no par value (the "Common Stock") of Genelabs Technologies, Inc. (the "Company") to eligible employees of the Company and its Subsidiaries (as hereinafter defined). For purposes of this Plan, "Parent Corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends the Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 2,000,000 shares of the Company's Common Stock are reserved for issuance under the Plan subject to certain adjustments as provided under Section 14 of the Plan.

 2. PURPOSE

     The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "Board") as eligible to participate in the Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

 3. ADMINISTRATION

     This Plan shall be administered by the Administrator. For purposes of this plan, the "Administrator" shall mean the Board, or if and to the extent the Board does not administer the Plan, a committee appointed by the Board (the "Committee"). If the Committee is not comprised of "disinterested persons" ("Disinterested Persons") as defined in Rule 16b-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at the time the Company is registered under the Exchange Act, unless otherwise determined by the Administrator, the Administrator shall appoint a Committee consisting of not less than three (3) persons (who need not be members of the Board), each of whom is a Disinterested Person. After registration of the Company under the Exchange Act, unless otherwise determined by the Administrator or the Board, Committee members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Committee. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Administrator and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

 4. ELIGIBILITY

     Any employee of the Company or the Subsidiaries is eligible to participate in the Plan except the following:

          (a) employees who are not employed by the Company or Subsidiaries on the day before the Offering Date (as hereinafter defined);

          (b) employees who are customarily employed for less than twenty (20) hours per week;

          (c) employees who are customarily employed for less than five (5) months in a calendar year; or

          (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

 5. OFFERING DATES

     The offering periods of the Plan (each, an "Offering Period") shall be of twenty-four (24) months duration commencing on January 1 and July 1 of each year and ending on June 30 and December 31 of each year. Each Offering Period shall consist of four (4) six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participants are accumulated under the Plan. The first business day of each Offering Period is referred to as the "Offering Date." The last business day of each Offering Period is referred to as the "Purchase Date." Notwithstanding the foregoing, if the fair market value of the Company's Common Stock on any Purchase Date is equal to or is less than such fair market value on an Offering Date, then the Offering Period(s) for such Offering Date(s) shall immediately terminate and a new Offering Period shall commence for those employees participating in such terminated Offering Period(s) (See also Section 11(c) hereof). The Administrator shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected.

 6. PARTICIPATION IN THE PLAN

     Eligible employees may become participants in an Offering Period under the Plan upon the commencement of the next Purchase Period after satisfying the eligibility requirements by delivering a subscription agreement to the Company's or Subsidiary's (whichever employs such employee) Treasury Department (the "Treasury Department") not later than the business day before such Offering Period begins unless an earlier time for filing the subscription agreement authorizing payroll deductions is set by the Administrator for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing a subscription agreement with the Treasury Department not later than the business day preceding the beginning of a subsequent Offering Period. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the next Offering Period unless the employee withdraws from the Plan or terminates further participation in a Purchase Period as set forth in Section 11 hereof. Such participant is not required to file any additional subscription agreement in order to continue participation in the Plan.

 7. GRANT OF OPTION ON ENROLLMENT

     Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Purchase Period by the lesser of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the limitations provided under Sections 10(a) and 10(b) below. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

 8. PURCHASE PRICE

     The purchase price per share at which a share of Common Stock will be sold during any Offering Period shall be eighty-five percent (85%) of the lesser of:

          (a) The fair market value on the Offering Date; or

          (b) The fair market value on the Purchase Date.

     For purposes of the Plan, the term "fair market value" on a given date shall mean the closing price from the previous day's trading of a share of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or such other system or exchange to which the shares of the Company's Common Stock are admitted to trading or quotation, as determined by the Administrator.

 9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES

     (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Purchase Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than one percent (1%) nor greater than fifteen percent (15%), not to exceed $25,000 per year or such other limit set by the Administrator. Compensation shall mean all cash compensation including, but not limited to, base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Purchase Period unless sooner altered or terminated as provided in the Plan.

     (b) A participant may decrease (but not increase) the rate of payroll deductions during a Purchase Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Purchase Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during a Purchase Period, but not more than one change may be made effective during any Purchase Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Purchase Period by filing with the Treasury Department a new authorization for payroll deductions not later than the business day before the beginning of such Purchase Period. An increase or decrease in a participant's payroll deduction does not start a new Offering Period.

     (c) All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company or a Subsidiary, respectively, may be used by the Company or a Subsidiary, respectively, for any corporate purposes, and neither the Company nor a Subsidiary shall be obligated to segregate such payroll deductions.

     (d) On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company or a Subsidiary, respectively, that the participant wishes to withdraw from that Purchase Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Purchase Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period. In the event that the Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

     (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his or her option; provided, however, that the Administrator may deliver certificates to a broker or brokers that hold such certificate in a street name for the benefit of each such participant.

     (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

10. LIMITATIONS ON SHARES TO BE PURCHASED

     (a) No employee shall be entitled to purchase stock under the Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

     (b) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Purchase Period, the Administrator may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "Maximum Share Amount"). If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Purchase Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Purchase Periods unless revised by the Administrator as set forth above.

     (c) If the number of shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issuance under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Administrator shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

     (d) Subject to the provisions of Section 9(d) hereof, any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Purchase Period, without interest.

11. WITHDRAWAL

     (a) Each participant may withdraw from a Purchase Period under the Plan by signing and delivering to the Treasury Department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of a Purchase Period.

     (b) Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in the Plan shall terminate. In the event a participant voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Purchase Period, but he or she may participate in any Purchase Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

     (c) For an Offering Period in which a participant is enrolled, if the fair market value of the Company's Common Stock on the Purchase Date is less than it was on the Offering Date, the Company will automatically enroll such participant in the subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period.

12. TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in the Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided, however, that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13. RETURN OF PAYROLL DEDUCTIONS

     In the event a participant's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Administrator, the Company shall promptly deliver to the participant all payroll deductions credited to his or her account. No interest shall accrue on the payroll deductions of a participant in the Plan.

14. CAPITAL CHANGES; CHANGE IN CONTROL

     Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of a Change in Control of the Company, the Offering Periods shall terminate on such date as determined by the Administrator and all payroll deductions on such date shall be used to purchase such number of applicable shares of Common Stock unless otherwise provided by the Administrator. For purposes of this Plan, "Change in Control" means a change in the ownership or control of the Company, effected through any of the following events:

          (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company) is or becomes, after the Effective Date (as defined in Section 25 hereof), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

          (b) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

          (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     The Administrator may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

15. NONASSIGNABILITY

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

16. REPORTS

     Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period.

17. NOTICE OF DISPOSITION

     Each participant shall notify the Company if the participant disposes of any of the shares of Common Stock purchased in any Purchase Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within one year from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18. NO RIGHTS TO CONTINUED EMPLOYMENT

     Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

19. EQUAL RIGHTS AND PRIVILEGES

     All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Administrator, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in the Plan.

20. NOTICES

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. SHAREHOLDER APPROVAL OF AMENDMENTS

     Any required approval by the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder. Such approval of an amendment shall be solicited at or prior to the first annual meeting of shareholders held subsequent to the grant of an option under the Plan to an employee of the Company. If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by a majority of all of the outstanding shares of the Company, or if such shareholder approval is obtained by written consent, it must be obtained by a majority of all shareholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Administrator determines, in its discretion after consultation with the Company's legal counsel, that such lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code or Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3").

22. DESIGNATION OF BENEFICIARY

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES

     Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

24. APPLICABLE LAW

     The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

25. AMENDMENT OR TERMINATION OF THE PLAN

     This Plan shall be effective April 23, 2001 (the "Effective Date"), subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board and the Plan shall continue until the earlier to occur of termination by the Administrator, issuance of all of the shares of Common Stock reserved for issuance under the Plan, or ten (10) years from the adoption of the Plan by the Board. No purchase of shares of Common Stock pursuant to the Plan shall occur prior to such shareholder approval. The Administrator may at any time amend or terminate the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant without such participant's consent, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 21 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

          (a) increase the number of shares that may be issued under the Plan;

          (b) change the designation of the employees (or class of employees) eligible for participation in the Plan; or

          (c) constitute an amendment for which shareholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           GENELABS TECHNOLOGIES, INC.
                   FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 21, 2001

        THE UNDERSIGNED SHAREHOLDER OF GENELABS TECHNOLOGIES, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 18, 2001, and the 2000 Annual Report to Shareholders and hereby appoints Irene A. Chow and Heather C. Keller, and each of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of GENELABS TECHNOLOGIES, INC. to be held on June 21, 2001 at 10:00 a.m., local time, at GENELABS TECHNOLOGIES, INC.'s principal executive office located at 505 Penobscot Drive, Redwood City, California 94063, and at any adjournment thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS AND FOR THE ADOPTION OF THE 2001 STOCK OPTION PLAN, FOR THE 2001 EMPLOYEE STOCK PURCHASE PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

        1.      ELECTION OF DIRECTORS:

                NOMINEES:         IRENE A. CHOW              H. H. HAIGHT
                                  J. RICHARD CROUT, M.D.     ALAN Y. KWAN
                                  THOMAS E. DEWEY, JR.       JAMES A. D. SMITH
                                  ARTHUR GRAY, JR.           NINA K. WANG

        _____FOR ALL NOMINEES       _____WITHHELD FROM ALL NOMINEES


        ------------------------------------------------------
        (INSTRUCTION):  TO WITHHOLD AUTHORITY TO
        VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
        NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.


        2.      APPROVAL OF ADOPTION OF THE 2001 STOCK OPTION PLAN.

               ______FOR            ______AGAINST         ______ABSTAIN


        3.      APPROVAL OF ADOPTION OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN.

               ______FOR            ______AGAINST         ______ABSTAIN



                        MARK HERE    [ ]       MARK HERE    [ ]
                        FOR ADDRESS            IF YOU PLAN
                        CHANGE AND             TO ATTEND
                        NOTE AT LEFT           THE MEETING

                        This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. Dated:__________________________, 2001


                        -------------------------------------
                                    Signature

                        -------------------------------------
                                    Signature